Exhibit 99.2 Acquisition of September 2, 2021Exhibit 99.2 Acquisition of September 2, 2021

Baxter Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended, concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and financial outlook for 2021 – 2024 for standalone Baxter and the combined companies. Forward-looking statements provide current expectations of future events and include any statements that do not directly relate to any historical or current fact. Actual results could differ materially from those discussed in the forward-looking statements, as a result of factors, risks and uncertainties, not under the company’s control, including, but not limited to,: (i) conditions to the consummation of the Hillrom acquisition, including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) successful integration of Hillrom with the company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; (iv) potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; (v) the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its customers and suppliers, including foreign governments in countries in which the company operates; (vi) the demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); (vii) product development risks (including any delays in required regulatory approvals); (viii) product quality or patient safety concerns; (ix) the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; (x) accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and the rights to Caelyx/Doxil for specified territories outside the U.S., and Transderm Scop); (xi) loss of key employees or inability to identify and recruit new employees; (xii) breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; (xiii) future actions of national and foreign regulatory and governmental authorities, including Food and Drug Administration, the Department of Justice, the Federal Trade Commission, the Securities and Exchange Commission, the New York Attorney General and the Environmental Protection Agency, including the continued delay in lifting the warning letter at our Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; (xiv) uncertainties regarding actual or potential legal proceedings, including the opioid litigation, ethylene oxide litigation and litigation related to the company's internal investigation of foreign exchange gains and losses; (xv) increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; (xvi) U.S. healthcare reform and other global austerity measures; (xvii) pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement; (xviii) the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; (xix) global, trade and tax policies; (xx) any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; (xxi) actions taken by tax authorities in connection with ongoing tax audits; (xxii) fluctuations in foreign exchange and interest rates; (xxiii) and other factors discussed in “Risk Factors” in Baxter’s Annual Report on Form 10-K for the most recently ended fiscal year and other filings with the SEC, which are available on Baxter’s website and at www.sec.gov. Baxter is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. No Solicitation Baxter, its directors and executive officers are not soliciting proxies from the stockholders of Hillrom in connection with the proposed acquisition and are not participants in the solicitation of proxies by Hillrom. Baxter is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC. 2-ABaxter Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended, concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and financial outlook for 2021 – 2024 for standalone Baxter and the combined companies. Forward-looking statements provide current expectations of future events and include any statements that do not directly relate to any historical or current fact. Actual results could differ materially from those discussed in the forward-looking statements, as a result of factors, risks and uncertainties, not under the company’s control, including, but not limited to,: (i) conditions to the consummation of the Hillrom acquisition, including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) successful integration of Hillrom with the company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; (iv) potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; (v) the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its customers and suppliers, including foreign governments in countries in which the company operates; (vi) the demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); (vii) product development risks (including any delays in required regulatory approvals); (viii) product quality or patient safety concerns; (ix) the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; (x) accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and the rights to Caelyx/Doxil for specified territories outside the U.S., and Transderm Scop); (xi) loss of key employees or inability to identify and recruit new employees; (xii) breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; (xiii) future actions of national and foreign regulatory and governmental authorities, including Food and Drug Administration, the Department of Justice, the Federal Trade Commission, the Securities and Exchange Commission, the New York Attorney General and the Environmental Protection Agency, including the continued delay in lifting the warning letter at our Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; (xiv) uncertainties regarding actual or potential legal proceedings, including the opioid litigation, ethylene oxide litigation and litigation related to the company's internal investigation of foreign exchange gains and losses; (xv) increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; (xvi) U.S. healthcare reform and other global austerity measures; (xvii) pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement; (xviii) the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; (xix) global, trade and tax policies; (xx) any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; (xxi) actions taken by tax authorities in connection with ongoing tax audits; (xxii) fluctuations in foreign exchange and interest rates; (xxiii) and other factors discussed in “Risk Factors” in Baxter’s Annual Report on Form 10-K for the most recently ended fiscal year and other filings with the SEC, which are available on Baxter’s website and at www.sec.gov. Baxter is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. No Solicitation Baxter, its directors and executive officers are not soliciting proxies from the stockholders of Hillrom in connection with the proposed acquisition and are not participants in the solicitation of proxies by Hillrom. Baxter is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC. 2-A

Hillrom Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward- looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third- party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise. Participants in the Solicitation: Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. 2-BHillrom Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward- looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third- party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise. Participants in the Solicitation: Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. 2-B

Use of Non-GAAP Financial Measures In this presentation, the company is disclosing certain non-GAAP financial measures which are presented on a standalone basis for Baxter and in some cases on a pro forma basis including Hillrom. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States. The company is unable to present a quantitative reconciliation to the most directly comparable U.S. GAAP measures for the forward-looking non-GAAP financial measures used in this presentation without unreasonable effort as certain items that impact these measures, such as the potential impact of future business or asset acquisitions or dispositions, including the proposed acquisition of Hillrom, intangible asset impairments, restructuring actions, developments related to gain or loss contingencies, or unusual or infrequently occurring items that may occur during the remainder of 2021 or in future years have not yet occurred, are sometimes out of the company’s control and cannot be predicted. A reconciliation to certain historical non-GAAP figures included in this document to the corresponding U.S. GAAP measures follows in the section titled Non-GAAP Reconciliations and is available at www.baxter.com. In addition, an explanation of the ways in which Baxter management uses these supplemental non-GAAP measures to evaluate its business and the substantive reasons why Baxter management believes that these non-GAAP measures provide useful information to investors is included in the company’s press release filed with the SEC on Form 8-K on September 2, 2021. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP. Baxter strongly encourages investors to review its consolidated financial statements and publicly filed reports (and those of Hillrom) in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies (including Hillrom), even when similar terms are used to identify such measures. The non-GAAP financial measures include the following historical items: pro forma net sales, pro forma adjusted EBITDA, and pro forma free cash flow. The company defines pro forma net sales as net sales as if the results of Baxter and Hillrom had been combined since the beginning of 2020. The company defines pro forma adjusted EBITDA as income before interest, taxes, depreciation, amortization, and special items as if the results of Baxter and Hillrom had been combined since the beginning of 2020. The company defines pro forma free cash flow as operating cash flow less capital expenditures as if the results of Baxter and Hillrom had been combined since the beginning of 2020. The non-GAAP financial measures include the following forecasted items: adjusted earnings per share (EPS) accretion, pro forma net leverage, return on invested capital (ROIC), adjusted operating margin expansion, adjusted earnings growth, and free cash flow conversion. The company defines adjusted EPS accretion as the increase in its adjusted EPS (i.e., diluted EPS excluding special items, net of the related income tax effects) resulting from the proposed Hillrom acquisition. The company defines pro forma net leverage as total debt less cash and cash equivalents following completion of the proposed Hillrom acquisition divided by the trailing-twelve month (TTM) adjusted EBITDA of the combined companies as if the results of Baxter and Hillrom had been combined since the beginning of that TTM period. The company defines ROIC as free cash flow derived from Hillrom divided by the enterprise value of Hillrom at the date of acquisition. The company defines adjusted operating margin expansion as the increase in its adjusted operating income (i.e., operating income excluding special items) as a percentage of revenue. The company defines adjusted earnings growth as the percentage increase in its adjusted net income (i.e., net income excluding special items, net of the related income tax effects). The company defines free cash flow conversion as free cash flow divided by adjusted net income. 3Use of Non-GAAP Financial Measures In this presentation, the company is disclosing certain non-GAAP financial measures which are presented on a standalone basis for Baxter and in some cases on a pro forma basis including Hillrom. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States. The company is unable to present a quantitative reconciliation to the most directly comparable U.S. GAAP measures for the forward-looking non-GAAP financial measures used in this presentation without unreasonable effort as certain items that impact these measures, such as the potential impact of future business or asset acquisitions or dispositions, including the proposed acquisition of Hillrom, intangible asset impairments, restructuring actions, developments related to gain or loss contingencies, or unusual or infrequently occurring items that may occur during the remainder of 2021 or in future years have not yet occurred, are sometimes out of the company’s control and cannot be predicted. A reconciliation to certain historical non-GAAP figures included in this document to the corresponding U.S. GAAP measures follows in the section titled Non-GAAP Reconciliations and is available at www.baxter.com. In addition, an explanation of the ways in which Baxter management uses these supplemental non-GAAP measures to evaluate its business and the substantive reasons why Baxter management believes that these non-GAAP measures provide useful information to investors is included in the company’s press release filed with the SEC on Form 8-K on September 2, 2021. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP. Baxter strongly encourages investors to review its consolidated financial statements and publicly filed reports (and those of Hillrom) in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies (including Hillrom), even when similar terms are used to identify such measures. The non-GAAP financial measures include the following historical items: pro forma net sales, pro forma adjusted EBITDA, and pro forma free cash flow. The company defines pro forma net sales as net sales as if the results of Baxter and Hillrom had been combined since the beginning of 2020. The company defines pro forma adjusted EBITDA as income before interest, taxes, depreciation, amortization, and special items as if the results of Baxter and Hillrom had been combined since the beginning of 2020. The company defines pro forma free cash flow as operating cash flow less capital expenditures as if the results of Baxter and Hillrom had been combined since the beginning of 2020. The non-GAAP financial measures include the following forecasted items: adjusted earnings per share (EPS) accretion, pro forma net leverage, return on invested capital (ROIC), adjusted operating margin expansion, adjusted earnings growth, and free cash flow conversion. The company defines adjusted EPS accretion as the increase in its adjusted EPS (i.e., diluted EPS excluding special items, net of the related income tax effects) resulting from the proposed Hillrom acquisition. The company defines pro forma net leverage as total debt less cash and cash equivalents following completion of the proposed Hillrom acquisition divided by the trailing-twelve month (TTM) adjusted EBITDA of the combined companies as if the results of Baxter and Hillrom had been combined since the beginning of that TTM period. The company defines ROIC as free cash flow derived from Hillrom divided by the enterprise value of Hillrom at the date of acquisition. The company defines adjusted operating margin expansion as the increase in its adjusted operating income (i.e., operating income excluding special items) as a percentage of revenue. The company defines adjusted earnings growth as the percentage increase in its adjusted net income (i.e., net income excluding special items, net of the related income tax effects). The company defines free cash flow conversion as free cash flow divided by adjusted net income. 3

Today’s speakers José (Joe) E. Almeida John P. Groetelaars James (Jay) Saccaro Chairman, President and President and Chief Executive Vice President Chief Executive Officer Executive Officer and Chief Financial Officer 4Today’s speakers José (Joe) E. Almeida John P. Groetelaars James (Jay) Saccaro Chairman, President and President and Chief Executive Vice President Chief Executive Officer Executive Officer and Chief Financial Officer 4

Accelerating our Shared Vision to Transform Healthcare Advancing patient care and increasing stakeholder value through expanded reach, high-impact innovation and digital enablement 5Accelerating our Shared Vision to Transform Healthcare Advancing patient care and increasing stakeholder value through expanded reach, high-impact innovation and digital enablement 5

Baxter at a glance

Leadership

Established leadership position across portfolio

2020 Revenue by Business[1]



Total
$11.7B
Biopharma Solutions
$0.5B
Acute Therapies
$0.7B
Advanced Surgery
$0.9B
Clinical Nutrition
$0.9B
Pharmaceuticals
$2.1B
Medication Delivery
$2.7B
Renal Care
$3.8B

Global Opportunity

Optimizing resources across portfolio

Global Category Size & Growth[2]



% CAGR
Acute Therapies
$1B+
4% – 5%
Advanced Surgery
$3B+
4% – 5%
Clinical Nutrition
$4B+
~1%
Pharmaceuticals
$55B+
3% - 4%
Medication Delivery
$23B+
~2%
Renal Care
$13B+
~4%

TAM[3]: $100B+ **WAMGR[4]: ~3%**

Digital Transformation

Enabling a digital operating model to deliver digital solutions

Digital Health
Data-driven products, personalized care

Digital Customer Experience
Connected and simplified experiences

Digital Core
Smarter, faster end-to-end processes

[1]Fiscal year ended 12/31/2020. Total revenue includes $0.1B of Other revenue not presented above. [2]Global category size based on internal estimates for 2021. Reflects 2021E-2024E growth rates. [3]TAM represents total addressable market. [4]WAMGR represents weighted average market growth rate.

Baxter Hillrom. 6

The Baxter journey 2021 and Beyond: 2016–2017: 2018–2020: Accelerating Transformation A Fresh Start Building the Foundation Unlocking innovation Realigned structure to drive innovation Refined corporate strategy ✓✓ across the care continuum through digital Created regional go-to-market strategies Bolstered organic innovation transformation ✓✓ and R&D productivity Intensified focus on Upgraded organizational talent Completed targeted business entering adjacencies ✓✓ development initiatives through organic innovation and business development Improved quality controls ✓ initiatives Strengthened financial position ✓ Strengthen our portfolio and extend our impact through transformative innovation that spans prevention to recovery 7

Hillrom at a glance[1]

Leadership

Global medical technology leader with a diversified portfolio

2020 Revenue by Business[2]


Total
$2.9B
Surgical Solutions
$0.3B
Front Line Care
$1.0B
Patient Support Systems
$1.5B

Global Opportunity

Shifting focus to higher-growth categories

Global Category Size & Growth[3]


% CAGR
Smart Beds
$6B+
1% – 3%
Care Communications
$7B+
15% – 20%
Connected Monitoring
$12B+
5% – 7%
Intelligent Diagnostics
$6B+
4% – 6%
Respiratory Health
$6B+
4% – 5%
Surgical Connectivity
$4B+
1% – 3%

TAM: $40B+ WAMGR: 5%+

Innovation

Advancing category leadership with healthcare solutions

New Product Revenue


$300M+
$450M+
$570M+
FY 2018
FY 2019
FY 2020

[1]Hillrom financial information used throughout this presentation has been sourced from their applicable filings with the Securities and Exchange Commission available at www.sec.gov and from their investor presentation materials available at www.hillrom.com. [2]Fiscal year ended 9/30/2020. Total does not foot due to rounding. [3]Post-COVID market growth rate from 2021E to 2024E as stated in Hillrom Q3 2021 earnings presentation.

Baxter Hillrom 8

1 Hillrom’s transformation Connected Care Strategy Revenue Mix Shift Offering connected care solutions Portfolio evolution and innovation 2 to address pain points driving non-capital revenue mix growth 20%+ Connected Care 2021 Expected Revenue Growth $2.9B ~50% ~65% ~70% $1.5B <20% ~50% Non-Capital Smart ~10% Beds <15% ~15% Other Capital ~30% ~25% Connected ~35% Bed Systems ~15% Care FY 2018 FY 2021 Outlook FY 2010 FY 2020 1 2 Fiscal year ended 9/30/2020. % of total annual revenue. 1 Hillrom’s transformation Connected Care Strategy Revenue Mix Shift Offering connected care solutions Portfolio evolution and innovation 2 to address pain points driving non-capital revenue mix growth 20%+ Connected Care 2021 Expected Revenue Growth $2.9B ~50% ~65% ~70% $1.5B <20% ~50% Non-Capital Smart ~10% Beds <15% ~15% Other Capital ~30% ~25% Connected ~35% Bed Systems ~15% Care FY 2018 FY 2021 Outlook FY 2010 FY 2020 1 2 Fiscal year ended 9/30/2020. % of total annual revenue.

A strategic and complementary combination Shared vision to transform healthcare by improving clinical outcomes through accelerated product and digital innovation across the care continuum and care settings Expanded reach brings our combined portfolio of products and solutions to even more patients and providers worldwide A combined company that will attract and inspire talent with common values of inclusion, personal growth, innovation, and corporate responsibility Meaningful value creation opportunity through substantial anticipated cost synergies, significant potential revenue growth opportunities, and strong cash flow generation 10

Shared vision to transform healthcare

Enhance clinical outcomes and efficiencies through **product and digital innovation**

Drive actionable insights through expanded **connected care solutions**

Enable **hospital @ home** and lead **across care continuum** with digital solutions



Baxter Smart Pumps
Progressa® Bed
Voalte® Platform
Therapies
Connected Care
Diagnostics
Monitoring
Voalte® Platform
Welch Allyn® Vital Signs Monitors
Smart+ Beds
Life2000® Ventilator
Baxter Smart Pumps
AMIA PD Cycler w/ Sharesource
Hospital Setting
Non-Acute Setting
Home Setting

Baxter
Hillrom.
11

Expanded reach of complementary portfolios 1 1 2 Baxter Sales by Geography Hillrom Sales by Geography Pro Forma Sales by Geography $11.7B $2.9B $14.6B US 42% US 68% US 47% International 58% International 32% International 53% Emerging Markets 22% Emerging Markets 9% Emerging Markets 19% Opportunity to expand combined portfolio internationally and within faster-growing emerging markets 1 2 BAX: Fiscal year ended 12/31/2020; HRC: Fiscal year ended 09/30/2020. Pro forma amounts as presented on this slide represent the combined results of Baxter for its fiscal year ended 12/31/2020 12 and Hillrom for its fiscal year ended 09/30/2020 and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X.Expanded reach of complementary portfolios 1 1 2 Baxter Sales by Geography Hillrom Sales by Geography Pro Forma Sales by Geography $11.7B $2.9B $14.6B US 42% US 68% US 47% International 58% International 32% International 53% Emerging Markets 22% Emerging Markets 9% Emerging Markets 19% Opportunity to expand combined portfolio internationally and within faster-growing emerging markets 1 2 BAX: Fiscal year ended 12/31/2020; HRC: Fiscal year ended 09/30/2020. Pro forma amounts as presented on this slide represent the combined results of Baxter for its fiscal year ended 12/31/2020 12 and Hillrom for its fiscal year ended 09/30/2020 and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X.

A combined company that will attract and inspire talent Unique opportunity to help shape Baxter’s strategy, position and solutions within the hospital and alternate sites of care Shared mission to improve clinical Continued focus on being a Best Expanded innovation pipeline, outcomes and care efficiency, Place to Work and Corporate boosting opportunities and enabling access and affordability Responsibility attractiveness for talent Patient safety and Mission to save and Ethics and product quality sustain lives, and improve compliance in all care and patient outcomes that we do Foundation of shared values 13A combined company that will attract and inspire talent Unique opportunity to help shape Baxter’s strategy, position and solutions within the hospital and alternate sites of care Shared mission to improve clinical Continued focus on being a Best Expanded innovation pipeline, outcomes and care efficiency, Place to Work and Corporate boosting opportunities and enabling access and affordability Responsibility attractiveness for talent Patient safety and Mission to save and Ethics and product quality sustain lives, and improve compliance in all care and patient outcomes that we do Foundation of shared values 13

Meaningful value creation opportunity[1]

2020 Pro Forma Financials[2]

$14.6B
Sales

$3.3B
Adjusted EBITDA

$1.6B
Free Cash Flow

Cost Synergies

- Back-office optimization & other G&A savings
- Manufacturing & supply chain infrastructure

~$250M
Cost Synergies by Year 3 post close
With additional opportunities thereafter

Baxter Capital Allocation Priorities

- Committed to investment grade
- Strong, sustainable cash flow

~4.2x
Net Leverage at Closing

2.75x
Year 2 Net Leverage Target

[1]Non-GAAP financial measures referenced in this slide include pro forma sales, pro forma adjusted EBITDA, pro forma free cash flow, and pro forma net leverage. Further discussion of Non-GAAP financial measures and reconciliations to comparable U.S. GAAP measures can be found herein and are available at www.baxter.com. [2]The financial results of Hillrom, which has a September 30 fiscal year end, are included in the pro forma amounts presented in this slide on a trailing twelve-month (TTM) basis for the period ended December 31, 2020, and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X.

Baxter Hillrom. 14

Baxter long-term standalone financial outlook[1]

2021 – 2024 Financial Outlook	BAX Standalone Outlook
Sales Growth[2] *CAGR*	4% - 5%
Adjusted Operating Margin Expansion	50+ bps annually 300+ bps 2021-2024
Adjusted Diluted EPS *CAGR*	Low Double Digits
Free Cash Flow Conversion[3]	80%+

Baxter standalone outlook does not assume any impact from the proposed transaction

[1]Non-GAAP financial measures referenced in this slide, which are presented on a standalone basis for Baxter, include constant currency sales growth, adjusted operating margin expansion, adjusted diluted EPS CAGR, and free cash flow conversion. Further discussion of Non-GAAP financial measures and reconciliations to comparable U.S. GAAP measures can be found herein and are available at www.baxter.com. [2]Assumes current foreign exchange rates. [3]Operating cash flow less capital expenditures divided by adjusted net income.

Baxter Hillrom. 15

Transaction summary ▪ Acquisition of 100% of outstanding Hillrom shares for $156.00 per share in cash ― Represents an equity value of $10.5 billion and enterprise value Terms of $12.4 billion ― 26% premium to unaffected stock price as of July 27, 2021 ▪ Assumption / repayment of all outstanding Hillrom debt ▪ Fully committed bridge facility of $11.4 billion in place Financing ▪ Permanent debt financing to be secured prior to close ▪ Transaction expected to close in early 2022, subject to Hillrom shareholder approval and other customary closing Timing conditions (including regulatory approvals) 16Transaction summary ▪ Acquisition of 100% of outstanding Hillrom shares for $156.00 per share in cash ― Represents an equity value of $10.5 billion and enterprise value Terms of $12.4 billion ― 26% premium to unaffected stock price as of July 27, 2021 ▪ Assumption / repayment of all outstanding Hillrom debt ▪ Fully committed bridge facility of $11.4 billion in place Financing ▪ Permanent debt financing to be secured prior to close ▪ Transaction expected to close in early 2022, subject to Hillrom shareholder approval and other customary closing Timing conditions (including regulatory approvals) 16

Meaningful value creation opportunity

Scale & Growth	▪ A stronger partner for our customers with broadened product and service offering globally ▪ Multiple opportunities to expand WAMGR and accelerate growth through an increased presence across connected care, hospital, non-acute and home care settings, as well as in international markets
Cost Synergies	▪ Expected to realize ~$250M of cost synergies by year 3, with additional opportunities thereafter ▪ Largely expense focused on back-office optimization, manufacturing & supply chain infrastructure, and certain other G&A savings
Robust Shareholder Returns	▪ Adjusted earnings accretion of low double digits expected in year 1 post close, increasing to 20%+ by year 3 and expanding thereafter, excluding any potential revenue growth opportunities ▪ High-single digit Return on Invested Capital (ROIC) expected by year 5
Balance Sheet Implications	▪ Projected net leverage ratio of ~4.2x Net Debt / LTM Adjusted EBITDA at close ▪ Committed to maintaining a solid investment grade credit rating with a priority to de-lever over time
Capital Allocation	▪ Committed to dividend payment ▪ Expect to moderate share repurchase program in the near-term to focus on de-levering

Baxter
Hillrom. 17

Well-positioned for successful integration Baxter has an established track record in business optimization with >$1.0B in annual savings realized since 2015; plan to implement a similar strategy to realize the significant cost savings 1 opportunity Focus of synergy realization will be on minimizing risk to top-line growth and business disruption ▪ Cost savings focused on G&A, select supply chain opportunities, and utilizing our existing geographic infrastructure 2 ▪ Integration strategy will preserve our combined existing customer relationships Expect to incorporate Hillrom business into new or existing product categories within Baxter and 3 invest in complementary connected care capabilities across portfolio to accelerate growth Giuseppe Accogli will lead designated integration planning team comprised of senior members of 4 both organizations 18Well-positioned for successful integration Baxter has an established track record in business optimization with >$1.0B in annual savings realized since 2015; plan to implement a similar strategy to realize the significant cost savings 1 opportunity Focus of synergy realization will be on minimizing risk to top-line growth and business disruption ▪ Cost savings focused on G&A, select supply chain opportunities, and utilizing our existing geographic infrastructure 2 ▪ Integration strategy will preserve our combined existing customer relationships Expect to incorporate Hillrom business into new or existing product categories within Baxter and 3 invest in complementary connected care capabilities across portfolio to accelerate growth Giuseppe Accogli will lead designated integration planning team comprised of senior members of 4 both organizations 18

Driving compelling value for all stakeholders Our Patients and Providers Our People Our Shareholders Combining complementary Uniting talented, diverse Accelerating financial outlook portfolios with connected care employees who have the skills through product and digital offerings to improve patient and passion to shape the future innovation, care setting and outcomes and enhance of the healthcare landscape geographic expansion and cost economic value synergies 19

Advancing our Mission Save and Sustain Lives 20Advancing our Mission Save and Sustain Lives 20

Acquisition of Non-GAAP Reconciliations September 2, 2021Acquisition of Non-GAAP Reconciliations September 2, 2021

Reconciliation of Non-GAAP Financial Measure 1 Baxter Net Sales to Pro Forma Net Sales for the Year Ended December 31, 2020 (in millions) Baxter net sales as reported $ 11,673 Hillrom TTM sales ² 2,937 Pro forma net sales $ 1 4,610 1 Pro forma amounts as presented in this slide represent the combined results of Baxter and Hillrom and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X. 2 The financial results of Hillrom, which has a September 30 fiscal year end, are presented in this slide on a trailing twelve-month (TTM) basis for the period ended December 31, 2020. For more information on the company's use of non-GAAP financial measures in this presentation, please see the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation. 22Reconciliation of Non-GAAP Financial Measure 1 Baxter Net Sales to Pro Forma Net Sales for the Year Ended December 31, 2020 (in millions) Baxter net sales as reported $ 11,673 Hillrom TTM sales ² 2,937 Pro forma net sales $ 1 4,610 1 Pro forma amounts as presented in this slide represent the combined results of Baxter and Hillrom and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X. 2 The financial results of Hillrom, which has a September 30 fiscal year end, are presented in this slide on a trailing twelve-month (TTM) basis for the period ended December 31, 2020. For more information on the company's use of non-GAAP financial measures in this presentation, please see the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation. 22

Reconciliation of Non-GAAP Financial Measure
Baxter Net Income to Pro Forma[1] Adjusted EBITDA for the Year Ended December 31, 2020

(in millions)

	Baxter	Hillrom[2]	Pro Forma
Net income	$ 1,110	$ 242	$ 1,352
Income tax expense	182	58	240
Net interest expense	134	72	206
Depreciation and amortization	823	180	1,003
EBITDA	2,249	552	2,801
Business optimization items	117	61	178
Acquisition and integration expenses	40	6	46
European medical devices regulation	33	16	49
Investigation and related costs	23	-	23
Intangible asset impairment	17	-	17
Pension settlement	43	8	51
Loss on debt extinguishment	110	-	110
Product-related items	29	5	34
Litigation settlements	-	(1)	(1)
Gain from remeasuring investment to fair value upon acquisition of a controlling investment in an investee	-	(3)	(3)
Adjusted EBITDA	$ 2,661	$ 644	$ 3,305

[1] Pro forma amounts as presented in this slide represent the combined results of Baxter and Hillrom and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X.

[2] The financial results of Hillrom, which has a September 30 fiscal year end, are presented in this slide on a trailing TTM basis for the period ended December 31, 2020.

For more information on the company's use of non-GAAP financial measures in this presentation, please see the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation.

Baxter Hillrom. 23

Reconciliation of Non-GAAP Financial Measure 1 Baxter Cash Flows From Operations to Pro Forma Free Cash Flow for the Year Ended December 31, 2020 (in millions) Baxter Hillrom² Pro Forma Cash flows from operations - continuing operations $ 1,870 $ 505 $ 2,375 Cash flows from investing activities $ (1,179) $ (136) $ (1,315) Cash flows from financing activities $ (345) $ (288) $ (633) Cash flows from operations - continuing operations $ 1,870 $ 505 $ 2,375 Capital expenditures (709) (111) (820) Free cash flow - continuing operations $ 1,161 $ 394 $ 1,555 1 Pro forma amounts as presented in this slide represent the combined results of Baxter and Hillrom and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X. 2 The cash flows of Hillrom, which has a September 30 fiscal year end, are presented in this slide on a TTM basis for the period ended December 31, 2020. For more information on the company's use of non-GAAP financial measures in this presentation, please see the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation. 24Reconciliation of Non-GAAP Financial Measure 1 Baxter Cash Flows From Operations to Pro Forma Free Cash Flow for the Year Ended December 31, 2020 (in millions) Baxter Hillrom² Pro Forma Cash flows from operations - continuing operations $ 1,870 $ 505 $ 2,375 Cash flows from investing activities $ (1,179) $ (136) $ (1,315) Cash flows from financing activities $ (345) $ (288) $ (633) Cash flows from operations - continuing operations $ 1,870 $ 505 $ 2,375 Capital expenditures (709) (111) (820) Free cash flow - continuing operations $ 1,161 $ 394 $ 1,555 1 Pro forma amounts as presented in this slide represent the combined results of Baxter and Hillrom and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X. 2 The cash flows of Hillrom, which has a September 30 fiscal year end, are presented in this slide on a TTM basis for the period ended December 31, 2020. For more information on the company's use of non-GAAP financial measures in this presentation, please see the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation. 24

Acquisition of September 2, 2021Acquisition of September 2, 2021